INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 7 – INCOME TAXES

The Company’s effective tax rate is 0% for the three and six month period ended June 30, 2025 and 2024, as the Company did not have any taxable income due to its continued net operating losses. The Company’s deferred tax assets increased primarily due to its net operating losses, for which a full valuation allowance has been applied. There were no significant changes in the types of temporary differences which resulted in deferred taxes. The Company is not currently under examination by any federal, state or local tax authority in connection with their prior tax filings.

NOTE 8 – INCOME TAXES

The Company’s deferred tax assets predominantly consist of temporary differences arising from net operating loss carryforwards, accrued compensation and shared based compensation. In assessing the ability to realize the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. A significant piece of objective negative evidence considered in management’s evaluation of the realizability of its deferred tax assets was the limited financial history and forecasted losses during the first full year of operations of the Company. On the basis of this evaluation, management recorded a valuation allowance against all deferred tax assets as the ultimate realization of deferred tax assets is dependent on the generation of future taxable income during the period in which these temporary differences become deductible.

The Company’s net deferred tax assets consisted of the following:

	DECEMBER 31,
	2024	2023

Deferred tax assets:
Net operating loss carryforward	$1,684,352	$1,598,368
Share-based compensation	501,224	579,388
Charitable contributions	1,079	1,079
Total deferred tax assets	$2,186,655	$2,178,835
Less: valuation allowance	(2,129,392)	(2,132,583)
Total deferred tax assets, net	$57,263	$46,252

Deferred tax liabilities:
Depreciation	$1,351	$1,351
Accrued compensation	55,912	44,901
Total deferred tax liabilities	$57,263	$46,252

Net deferred tax asset or liability	$-	$-

	DECEMBER 31,
	2024	2023
Deferred tax asset valuation allowance:
Beginning balance	$(2,132,583)	$(670,986)
Increase	3,191	(1,461,597)
Ending balance	$(2,129,392)	$(2,132,583)

As of December 31, 2024 and 2023, the Company provided a 100% valuation allowance against the net deferred tax assets.

Provision for income tax (benefit) effective rates, which differs from the federal and state statutory rates were as follows for the years ended:

	DECEMBER 31,
	2024	2023

Tax at U.S. federal statutory rate	21.00%	21.00%
State, net of federal benefit	5.73%	5.89%
Non-Deductible Expenses	-0.94%	-0.40%
Change in valuation allowance	-25.79%	-26.49%
	0.00%	0.00%

The Company files U.S. federal income tax returns with the Internal Revenue Service (“IRS”). As of December 31, 2024, the Company is currently not under examination by the IRS. The Company did not have any unrecognized tax benefits at either December 31, 2024 or 2023. If applicable in the future, any interest and penalties related to uncertain tax positions will be recognized in income tax expense.

The Company files state income tax returns in Nevada and Florida. As of December 31, 2024, the Company is currently not under examination by either state tax authority.